                                                                    Exhibit 10.7

NEITHER THIS PROMISSORY NOTE NOR THE UNDERLYING SHARES OF COMMON STOCK INTO WHICH THIS PROMISSORY NOTE MAY BE CONVERTED HAS BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, AND RULES AND REGULATIONS THEREUNDER (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF EITHER: (i) REGISTRATION UNDER THE SECURITIES ACT, (ii) OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                           CONVERTIBLE PROMISSORY NOTE
                             DUE ____________, 2006


US$______________                                               Houston, Texas
                                                      __________________, 2001

FOR VALUE RECEIVED, American Energy Services, Inc., a Texas corporation (the "Company"), having offices at 7224 Lawndale, Houston, Texas 77012 hereby promises to pay to the order of with an address at ___________________________ or registered assigns (the "Holder"), the principal amount of ($______) with interest on the unpaid principal balance hereof at the rate of 6% per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months) on or before _____________, 2006 (the "Maturity Date").

In the event that (i) a registration statement has not been filed by the Company under the Securities Act with respect to the Conversion Shares (as defined below) within 30 calendar days after the first issuance of Notes or such registration statement has not been declared effective by the Securities and Exchange Commission (the "SEC") within 120 calendar days after the first issuance of Notes or any action is taken or threatened by any regulatory authority to terminate or suspend such effectiveness, or (ii) in the event that a final prospectus available for use in connection with the sale of the Conversion Shares to the public is not furnished to the Escrow Agent (as defined below) and the Holder within 120 calendar days after the first issuance of Notes or such prospectus ceases to comply with all applicable securities rules and regulations, then the principal amount of indebtedness represented by this Note shall be increased by 2% for each 30-day period or part thereof during which the registration statement is not filed and declared effective or a prospectus is not available for use or any regulatory action is pending or threatened.

1.    Payments.

(a) The unpaid principal of, and any accrued and unpaid interest on, this Note shall be due and payable in full on the Maturity Date.

(b) Interest on this Note shall be payable in arrears on the first day of each January and July of each year commencing July 1, 2001 and on the Maturity Date (each, a "Payment Date") in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or, at the option of the Company, in shares of the Company's common stock, par value $0.001 per share (the "Common Stock") based on the Conversion Price (as defined below) then in effect. In either case, payment of interest shall be made by first class mail paid to the Holder in whose name this
Note is registered at the close of business on the Payment Date at such address as shall appear on the Note records maintained by the Company. Interest shall accrue from the most recent Payment Date on which interest has been paid or, if no interest has been paid on this Note, from the original date of issue of this Note to but excluding the next Payment Date.

(c) If any Payment Date or the Maturity Date would fall on a day that is not a Business Day (as defined below), the payment due on such Payment Date or Maturity Date will be made on the next succeeding

Business Day with the same force and effect as if made on the Payment Date or the Maturity Date, as the case may be. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Houston, Texas.

(d) This Note may not be prepaid, in whole or in part, without the consent of the Holder, until the date which is 540 days after the first issuance of Notes. Subject to the foregoing restriction, the Company shall be entitled to prepay this Note, in whole or in part, without penalty or premium, upon not less than 10 business days prior written notice (a "Prepayment Notice") to the Holder. The Prepayment Notice shall specify the time and place of prepayment and the amount of indebtedness and accrued interest thereon to be prepaid. If after a Prepayment Notice has been given pursuant to this paragraph, the Holder shall, prior to the close of business on the last business day preceding the date fixed for prepayment, deliver a Conversion Notice in accordance with Section 2(b) of this Note with respect to the conversion of any or all of the principal and accrued interest of this Note, then the Prepayment Notice shall be deemed ineffective as to the Conversion Amount specified in the Conversion Notice and such Conversion Amount shall be converted as provided in Section 2 hereof. In every case of partial prepayment of Notes of like tenor to this Note, the amount to be prepaid shall be allocated to all such Notes in the same proportion as each Notes bears to the aggregate amount of indebtedness represented all outstanding Notes.

(e) The obligation to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

2.    Conversion.

(a) After the original date of issue of this Note, the Holder shall have the right (the "Conversion Right"), on the terms set forth in this Section 2, to convert the principal amount of this Note and the accrued but unpaid interest thereon, into a number of shares of Common Stock, determined by dividing the principal and accrued interest of this Note or the portion to be converted (the "Conversion Amount") by the then effective Conversion Price. As used herein, the term Conversion Price shall mean 70% of the average Market Price of the Common Stock for the five trading days concluded most recently prior to the date of execution of the Conversion Notice (the "Conversion Date"), but in any event, not more than $1.00 (the "Maximum Conversion Price"). The Maximum Conversion Price is subject to adjustment from time to time pursuant to Section 3 of this Note.

(b) To exercise the Conversion Right, the Holder, on or before the Maturity Date, shall deliver to ___________________, as escrow agent (the "Escrow Agent") pursuant to a certain Escrow Agreement dated of even dated herewith, at his office at 10 South Brentwood Blvd, Suite 416, St. Louis, Missouri 63105 or at such other place as is designated in writing by the Escrow Agent, a notice (the "Conversion Notice") in the form attached hereto as EXHIBIT A. The Conversion Amount, unless equal to the maximum amount eligible for conversion, shall be an integral multiple of $1,000 and, if the Conversion Notice (i) specifies a Conversion Amount other than an amount permitted by the foregoing, the Conversion Amount shall be equal to the greatest amount so permitted which does not exceed the amount stated in the Conversion Notice, or (ii) does not specify a Conversion Amount, the Conversion Amount shall be equal to the maximum permitted Conversion Amount.

(c) Upon exercise of the Conversion Right, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise (the "Conversion Shares"), notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Conversion Shares shall not then have been actually delivered to the Holder.

(d) As soon as practicable after the Conversion Date, the Escrow Agent shall provide the Company with written notice of the exercise of the Conversion Right and the Escrow Agent shall transfer to the exercising Holder, in certificated or uncertificated form, that number of Conversion Shares to which such Holder is entitled in accordance with the instructions set forth in the Notice of Conversion. All Conversion Shares issued on exercise of any Conversion Right shall be validly authorized and issued, full paid and nonassessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof, and shall be previously unissued shares. Promptly after a registration statement filed by the Company under the Securities Act with respect to the Conversion Shares has been declared effective by the SEC the Company shall cause notice thereof or a copy of the prospectus included as part of such registration statement to be mailed to the Escrow Agent and the Holder of this Note.

(e) In the event that the Conversion Amount is less than the maximum permitted Conversion Amount, the Company shall immediately (but in any event not more than three business days after receiving notice of the exercise of the Conversion Right) cause to be mailed, by first class mail, to the Holder, or such other person as shall be designated in the Conversion Notice, a new Note representing the indebtedness and accrued interest not included in the Conversion Amount.

(f) The issuance of any Conversion Shares or other securities upon the exercise of the Conversion Right, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(g) The Holder shall not have, solely on account of its status as a holder of this Note, any rights of a stockholder of the Company, either at law or in equity, or any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Note.

(h) The Company shall at all times maintain in escrow with the Escrow Agent a number of shares of Common Stock equal to 125% of the number of shares of Common Stock issuable upon exercise in full of the Conversion Rights of all outstanding Notes.

(i) The Company shall not be required upon the exercise of the Conversion Right to issue fractional shares of Common Stock. The number of full Conversion Shares that shall be deliverable shall be computed based on the then effective Conversion Price. With respect to any final fraction of a share called for upon the exercise of any Conversion Right, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price of a share of Common Stock.

3.    Adjustment of Conversion Price.

(a) In case the Company shall at any time after the original date of issuance of this Note (1) declare a dividend on its outstanding Common Stock payable in shares of its capital stock, (2) subdivide its outstanding Common Stock, (3) combine its outstanding Common Stock into a smaller number of shares, or (4) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity), then, in each case, the Maximum Conversion Price issuable upon exercise of the Conversion Right, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if the Conversion Right had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall issue or fix a record date for the issuance to all holders of its Common Stock of rights, options, or warrant to subscribe for or purchase the Common Stock (or securities convertible into or exchangeable for the Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for the Common Stock) less than the Market Price of the Common Stock on such record date, then, in each case, the Maximum Conversion Price shall be adjusted by multiplying the Maximum Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable); provided, however, that no such adjustment shall be made which results in an increase in the Maximum Conversion Price. Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Maximum Conversion Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Conversion Rights exercised after such expiration), to the Maximum Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration, part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

(c) In case the Company shall distribute to all holders of its Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness, cash or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or changeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Maximum Conversion Price is provided pursuant to Section 3(b) hereof), then, in each case, the Maximum Conversion Price shall be adjusted by multiplying the Maximum Conversion Price, in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Market Price of the Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Market Price of the Common Stock. Such adjustment shall become effective at the close of business on such record date.

(d) In any case in which this Section 3 shall require that an adjustment in the Maximum Conversion Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holders, if such Holder has exercised his Conversion Rights after such record date, the Conversion Shares, if any, issuable upon such exercise over and above the Conversion Shares issuable upon such exercise on the basis of the Conversion Price in effect prior to such adjustment; PROVIDED, HOWEVER, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(e)   As used in this Agreement, the term "Market Price" shall mean:

(i) if the Common Stock is listed, or admitted to unlisted trading privileges on a national securities exchange, or is traded on the Nasdaq National Market or the Nasdaq Small-Cap Market, the last reported high bid price on the each trading day of any measurement period to which such Market Price relates, in each case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to unlisted trading privileges or by the Nasdaq National Market or Nasdaq Small-Cap Market, or

(ii) if the Common Stock is not listed or admitted to unlisted trading privileges, on any national securities exchange, or traded on the Nasdaq National Market or Nasdaq Small-Cap Market, but is traded on the OTC Bulletin Board of the Nasdaq Stock Market, Inc. (the "OTCBB"), then the Market Price is the last reported high bid price of the Common Stock reported by the OTCBB; or

(iii) if the Common Stock is not listed or admitted to unlisted trading privileges, on any national securities exchange, or traded on the Nasdaq National Market, Nasdaq Small-Cap Market, or the OTCBB but is traded in the over-the-counter market, then the Market Price is the last reported high bid price of the Common Stock reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information on the date of the event to which such Market Price relates, and if no such prices are reported on such date, then the average of the last so reported high bid prices on the last five trading days on which such prices are reported immediately preceding such date; or

(iv) if the Common Stock is neither listed, nor admitted to unlisted trading privileges on a national securities exchange, nor traded on the Nasdaq National Market or Nasdaq Small-Cap Market, nor on the OTCBB, nor traded in the over-the-counter market, then the fair market value of the Common Stock, not less that the book value thereof, as of the date of the event to which such Market Price relates, as determined in good faith (using customary valuation methods) by the Board of Directors of the Company, which determination shall be evidenced by a resolution of the Board of Directors and based on the best information available to it.

(f) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, the Company shall (a) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of the Conversion Right solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of the Common Stock for which the Conversion Right might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance, and (b) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments that shall be as nearly equivalent as practicable to the adjustments in this Section 3.

(g) In case of any reclassification or change of the Common Stock issuable upon exercise of the Conversion Right (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series or shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of the Conversion Right solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of the Common Stock for which the Conversion Right might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments that shall be as nearly equivalent as practicable to the adjustments in this Section 3.

(h)   Whenever the Maximum Conversion Price is adjusted as provide in this
Section 3, the Company shall promptly obtain a certificate of a firm of independent public accountants of recognized standing selected by the board of directors (who may be the regular auditors of the Company) setting forth the Maximum Conversion Price, so adjusted, and a brief statement of the facts accounting for such adjustment, an shall make available a brief summary thereof to the Holder, at his address listed on the register maintained for the purpose by the Company.

(i) In the event that the Company shall propose to take any action that could cause an adjustment in the Maximum Conversion Price, the Company shall cause notice of such proposal to be mailed to the Holder at least 20 calendar days prior to the date of expected action. Such notice shall specify the date on which the action is expected to take place.

4. Events of Default. Each of the following events shall constitute an event of default hereunder (an "Event of Default"). Upon the occurrence of any Event of Default, the Company shall immediately notify the Holder in writing of the occurrence thereof.

(a) Default in the payment of any interest upon this Note when it becomes due and payable, which default continues for more than five (5) days after the due date thereof.

(b) Default in the payment of any installment of the principal of this Note when due.

(c) The filing of a petition against the Company or any of its subsidiaries seeking reorganization, arrangement, adjustment or composition of the Company or any of its subsidiaries, or under the Federal Bankruptcy Act, any insolvency act or any other applicable federal or state law dealing with creditors rights generally, or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any of its subsidiaries or of any substantial part of their property or an order for the winding up or liquidation of any of their affairs, and the failure to obtain the dismissal or a stay of such petition for a period of 45 days.

(d) The institution by the Company or any of its subsidiaries of proceedings, or the consent by any of them to the institution of bankruptcy or insolvency proceedings against any such person or the filing by any of them of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, any insolvency act or any other applicable federal or state law dealing with creditors rights generally, or the consent by any of them to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any of its subsidiaries or of any substantial part of any of their property, or the making by any of them of an assignment for the benefit of creditors, or the admission by any of them in writing of their inability to pay their debts generally as they become due or the taking of corporate action by the Company or any of its subsidiaries in furtherance of any such action.

(e) Any failure by the Company to comply with any of its obligations contained in the provisions of this Note or any other written agreement between the Company and the Holder, and the continuation thereof for more than thirty (30) days after written notice thereof is given to the Company by the Holder of the Note.

(f) One or more judgments, orders or decrees for the payment of money which either individually or in the aggregate at any one time exceeds $100,000 shall be rendered against the Company or any of its subsidiaries by a court of competent jurisdiction and shall remain undischarged and unbonded for a period (during which execution shall not be effectively stayed) of 45 days after such judgment becomes final and nonappealable.

5.    Acceleration of Maturity.

(a) If an Event of Default occurs and is continuing, the Holders of not less than 50% in principal amount of the Notes then outstanding, may declare the entire unpaid principal of the Notes to be due and payable immediately, by notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable. Any Note owned beneficially or of record by the Company or any of its subsidiaries shall be deemed to be not outstanding for purposes of this paragraph (a).

(b) After the occurrence of an Event of Default, whether or not collection procedures are instituted by a Holder, the Company shall be obligated to pay reasonable costs incurred by a Holder of a Note in seeking collection and performance of a Note by the Company.

6. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise, but subject in all instances to the provisions of this Note. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

7.    Other Provisions Relating to Rights of the Holder.

(a) This Note shall not entitle the Holder to any rights of a shareholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of shareholders or any other proceedings of the Company.

(b) If this Note shall be lost, mutilated, stolen or destroyed, the Company in its discretion may cause to be executed and delivered, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note of like tenor and principal amount to the lost, mutilate, stolen or destroyed Note but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership thereof, and indemnity, if requested, all satisfactory to the Company. Applicants for such a substitute Note shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe. Any such new Note shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Note shall be at anytime enforceable by anyone.

(c) Prior to the Maturity Date, this Note, subject to compliance with applicable law, may be split up, combined or exchanged for other Notes of like tenor and aggregate principal amount or may be transferred in whole or in part. If the Holder desires to split up, combine or exchange a Note, he shall make such request in a writing delivered to the Company and shall surrender the Note so to be split up, combined or exchanged. Subject to any applicable laws, rules or regulations restricting transferability, any restriction that may appear on a Note, transfer of an outstanding Note may be effected by the Company from time to time upon the books of the Company to be maintained for that purpose, upon surrender of the Note to the Company, duly endorsed. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Note, as the case may be, as so requested. The Company may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of a Note prior to the issuance of any new Note.

(d) The Holder by accepting the same consents and agrees with the Company that: (a) transfer of Notes shall be registered on the books of the Company maintained for that purpose only if surrendered at the executive offices of the Company, duly endorsed or accompanied by a proper instrument of transfer, with signatures guaranteed; and, (b) prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name the Note is registered as the absolute owner thereof (notwithstanding any notations of ownership or writing on the Note made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

(e) The Company shall maintain books and records for registration and registration of transfer of the Notes. Such books shall show the names and addresses of the respective holders of the Notes, the principal amount of such Notes and the date of each Note.

(f) Any request, demand, authorization, direction, notice, consent, waiver or other action to be given or taken by the Holder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holder(s) in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holder(s) signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Note and conclusive in favor of the Company. The fact and date of the execution by any Holder of any such instrument or writing may be proved by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the person signing such instrument or writing acknowledged the due execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership or an official of a public or governmental body, on behalf of such corporation, association, partnership, or public or governmental body or by a fiduciary, such certificate shall also constitute sufficient proof of such person's authority. The fact and date of the execution by any Holder of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner that the Company deems sufficient and in accordance with such reasonable rules as the Company may determine.

(g) No delay or omission of the Holder of the Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

(h) The Holders of not less than a majority in principal amount of the Notes outstanding at any time may on behalf of the Holders of all the Notes, waive any past default hereunder and its consequences. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Note; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

(i) This Note is made under and will be governed by the laws of the State of Texas

(j) The descriptive headings of the articles and sections of this Note are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Note to be signed on the date first above written.

                                    AMERICAN ENERGY SERVICES, INC.


                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------